EXHIBIT 24.1
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                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert
L. Doretti and Steven R. Wasserman their attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutions, may do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                      TITLE                          DATE
---------                      -----                          ----

                               Chairman of the Board and
    /s/ ROBERT L. DORETTI      Chief Executive Officer        January 8, 2002
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Robert L. Doretti

                               Chief Financial Officer and
    /s/ STEVEN R. WASSERMAN    Vice President                 January 8, 2002
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Steven R. Wasserman


    /s/ ROBERT BADAVAS         Director                       January 8, 2002
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Robert Badavas


    /s/ JOHN CASSARINI         Director                       January 8, 2002
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John Cassarini


    /s/ PAUL C. O'BRIEN        Director                       January 8, 2002
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Paul C. O'Brien


    /s/ LOUIS J. RUPNIK        Director                       January 8, 2002
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Louis J. Rupnik